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                                                                    EXHIBIT 10.3

                           PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of the 2nd day of November, 2000 (the "Effective Date"), by and between the Krupka-Brophy Profit Sharing Plan (the "Seller"), and Real Estate Opportunities, Inc. (the "Purchaser").
                                    RECITALS

A. Seller is the fee owner of that certain real property located in the County of Weld, State of Colorado, and more particularly described as follows: Lot(s) 6, 7, 8, 9, 10, 11 and 12, The Village at Frederick Subdivision (as amended), Town of Frederick County of Weld State of Colorado. (the "Real Property")

B. Seller desires to sell the Real Property to Purchaser, and Purchaser desires to purchase the Real Property from Seller, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE ONE
                     PURCHASE AND SALE OF THE REAL PROPERTY

1. Purchase. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, all of the Real Property, subject to and upon the terms and conditions set forth in this Agreement. The total purchase price (the "Purchase Price") for the Real Property is agreed to be $315,000.00, payable as follows:

    a) $15,000.00 hereby receipted for as a deposit, and
    b) $300,000.00 by the Purchaser executing a promissory note to the and deed of trust for the benefit of the Seller payable in monthly

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          installments of $4,000.00 per month, including principal and interest at 8 1/2 percent per annum, until 6-1-2001 whereon the remaining balance is due and payable, if not sooner paid.

                                   ARTICLE TWO
                        PRO RATIONS AND CLOSING EXPENSES

 2. CLOSING ADJUSTMENTS.

    2.1. TAXES. Real property taxes on the Real Property, for the current year, not yet due and payable shall not be pro rated, and shall be Purchaser's sole responsibility, and are hereby assumed by Purchaser.

    2.2. CLOSING COSTS. Seller and Purchaser shall pay customary costs of closing, such as recording fees, etc.

    2.3. ASSOCIATION FEES AND ASSESSMENTS. Purchaser shall pay to the Village at Frederick Subdivision Homeowners' Association, Inc., the next quarterly assessment of $75.00 (per lot) due 1-1-2001 which shall be used for the annual maintenance of the Subdivision, plus a one-time $300 payment (per lot) to the Village at Frederick Subdivision Homeowners' Association, Inc.

                                  ARTICLE THREE
                     DATE OF CLOSING - SETTLEMENT STATEMENT

 3. DATE OF CLOSING.

    3.1. CLOSING DATE. The Purchaser and Seller have agreed to consummate the purchase and sale of the real property as of November 16, 2000, including by way of example the following:

      3.1.1. Special Warranty Deed to be delivered to Purchaser by Seller at closing.

      3.1.2. Purchaser to pay the Purchase Price to Seller in accordance with a settlement statement to be prepared at time of closing.


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                                  ARTICLE FOUR
                         ADDITIONAL TERMS AND CONDITIONS

4. ADDITIONAL TERMS AND CONDITIONS.

 4.1. AS IS SALE. The Purchaser has inspected the Real Property and accepts the Real Property without warranty, except that the Seller agrees to finish the work needed to complete the subdivision in accordance with the requirements of the Town of Frederick.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the Effective Date.

PURCHASER:                                 SELLER:

Real Estate Opportunities, Inc.            Krupka-Brophy Profit Sharing Plan

By: /s/ F. JEFFREY KRUPKA                  By: /s/ F. JEFFREY KRUPKA
    --------------------------------           ---------------------------------
    F. Jeffrey Krupka, President               F. Jeffrey Krupka, Trustee




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                      REAL PROPERTY SETTLEMENT STATEMENT

Subject Property:      Lots 6, 7, 8, 9, 10, 11 and 12, The Village at Frederick
                       Subdivision, Town of Frederick, County of Weld, State of Colorado.

Seller:                Krupka-Brophy Profit Sharing Plan

Purchaser:             Real Estate Opportunities, Inc.

Date of Settlement:    November 16, 2000

The Seller and Purchaser agree to the following terms and conditions and settlement of debits and credits to settle all affairs described in Purchase and Sale Agreement dated November 2, 2000.

                              Settlement Statement

Debit to purchaser for purchase price:                      $315,000.00

Credit to purchaser for deposit received:                   ($15,000.00)

Credit to purchaser for promissory note
and deed of trust payable to Seller:                       ($300,000.00)

Remaining debit to purchaser:                                     $0.00*

* The purchaser still owes the $300.00 per lot one-time fee to the association.

Purchaser:

Real Estate Opportunities, Inc., a
Colorado Corporation,

By: /s/ F. JEFFREY KRUPKA
   ---------------------------------
   F. Jeffrey Krupka, President


Seller:

Krupka-Brophy Profit Sharing Plan,

By: /s/ F. JEFFREY KRUPKA
   ---------------------------------
   F. Jeffrey Krupka, Trustee

                           PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of the 12th day of December, 2000 (the "Effective Date"), by and between the Krupka-Brophy Profit Sharing Plan (the "Seller"), and Real Estate Opportunities, Inc. (the "Purchaser").

                                    RECITALS

A. Seller is the fee owner of that certain real property located in the County of Weld, State of Colorado, and more particularly described as follows: Lot(s) 2, 3, 4, 5, 14, 15, 16 and 17, The Village at Frederick Subdivision (as amended), Town of Frederick County of Weld State of Colorado. (the "Real Property")

B. Seller desires to sell the Real Property to Purchaser, and Purchaser desires to purchase the Real Property from Seller, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE ONE
                     PURCHASE AND SALE OF THE REAL PROPERTY

1. Purchase. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, all of the Real Property, subject to and upon the terms and conditions set forth in this Agreement. The total purchase price (the "Purchase Price") for the Real Property is agreed to be $300,000.00, payable as follows:

      a) $121,604.02 and $150,757.19 by the Purchaser taking title to the Real Property "subject to" 2 separate promissory notes and deeds of trust payable to Robert M. Singer, with the said balances including accrued interest to December 15, 2000;

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      b)  $27,638.79 by the Purchaser executing a promissory note to the Seller due and payable in full December 1, 2001, together with accrued interest at 6% per annum, if not sooner paid.

                                   ARTICLE TWO
                        PRO RATIONS AND CLOSING EXPENSES

2. CLOSING ADJUSTMENTS.

     2.1. TAXES. Real property taxes on the Real Property, for the current year, not yet due and payable shall not be pro rated, and shall be Purchaser's sole responsibility, and are hereby assumed by Purchaser.

     2.2. CLOSING COSTS. Seller and Purchaser shall pay customary costs of closing, such as recording fees, etc.

     2.3. ASSOCIATION FEES AND ASSESSMENTS. Purchaser shall pay to the Village at Frederick Subdivision Homeowners' Association, Inc., the next quarterly assessment of $75.00 (per lot) due 1-1-2001 which shall be used for the annual maintenance of the Subdivision. In addition, the Purchaser to pay a one-time $300 fee (per lot) to the Village at Frederick Subdivision Homeowners' Association, Inc.

                                  ARTICLE THREE
                     DATE OF CLOSING - SETTLEMENT STATEMENT

 3. DATE OF CLOSING.

     3.1. CLOSING DATE. The Purchaser and Seller have agreed to consummate the purchase and sale of the real property as of December 15, 2000, including by way of example the following:

           3.1.1. Special Warranty Deed to be delivered to Purchaser by Seller at closing.

           3.1.2. Purchaser to pay the Purchase Price to Seller in


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                  accordance with a settlement statement to be prepared at time of closing.

                                  ARTICLE FOUR
                         ADDITIONAL TERMS AND CONDITIONS

4. ADDITIONAL TERMS AND CONDITIONS.

     4.1. AS IS SALE. The Purchaser has inspected the Real Property and accepts same without warranty.

     4.2. DISCOUNTED PRICE AND SUBDIVISION COMPLETION. The Purchaser recognizes that the price is cheap in consideration of the following additional requirements needed to finish the subdivision:

           4.2.1. Completion of the park area in the NW Corner of the subdivision at a cost of approximately $17,000 which costs will be reimbursed by the Town of Frederick.

           4.2.2. Providing needed bond moneys to the Town of Frederick for approx. $16,500. The bond money will be returned to the Purchaser once the roads, sidewalks and infrastructure is accepted by the Town of Frederick.

           4.2.3. Providing needed money to finish approximately 300 feet of fencing in the subdivision.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the Effective Date.

PURCHASER:                                 SELLER:

Real Estate Opportunities, Inc.            Krupka-Brophy Profit Sharing Plan


By: /s/ F. JEFFREY KRUPKA                  By: /s/ F. JEFFREY KRUPKA
   ---------------------------------          ----------------------------------
   F. Jeffrey Krupka, President               F. Jeffrey Krupka, Trustee

                       REAL PROPERTY SETTLEMENT STATEMENT

Subject Property:      Lots 2, 3, 4, 5, 14, 15, 16 and 17, The Village at
                       Frederick Subdivision, Town of Frederick, County of Weld,
                       State of Colorado.

Seller:                Krupka-Brophy Profit Sharing Plan

Purchaser:             Real Estate Opportunities, Inc.

Date of Settlement:    December 15, 2000

The Seller and Purchaser agree to the following terms and conditions and settlement of debits and credits to settle all affairs described in Purchase and Sale Agreement dated December 12, 2000.

                              Settlement Statement

 Debit to purchaser for purchase price:                           $300,000.00

 Credit to purchaser for promissory note payable to Seller:       $(27,638.79)

 Credit to purchaser for loan assumed that is owed to
 Robert M. Singer, the balance of which has been calculated
 to the date of settlement (12-15-2000):                         $(121,604.02)

 Credit to purchaser for loan assumed that is owed to
 Robert M. Singer, the balance of which has been calculated
 to the date of settlement (12-15-2000):                         $(150,757.19)

 Remaining debit to Purchaser:                                          $0.00*

* The purchaser still owes the $300.00 per lot one-time fee to the association, plus other requirements of the Town of Frederick.

Purchaser:

Real Estate Opportunities, Inc., a
Colorado Corporation,

By: /s/ F. JEFFREY KRUPKA
   ---------------------------------
   F. Jeffrey Krupka, President

Seller:

Krupka-Brophy Profit Sharing Plan,

By: /s/ F. JEFFREY KRUPKA
   ---------------------------------
   F. Jeffrey Krupka, Trustee